                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                              --------------------


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):September 22, 1997

                          EQCC RECEIVABLES CORPORATION
                          EQCC ASSET BACKED CORPORATION
       (Exact name of registrants as specified in governing instruments)

                                                             59-3170055
   Delaware                         333-20675                59-3170052
(State or other                 (Commission File             (IRS Employer
jurisdiction of                 Number)                      Identification No.)
organization)

10401 Deerwood Park Blvd., Jacksonville, Florida      32256

(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:(904) 987-5000

                                 Not Applicable
(Former name or former address if changed since last report)




                         Exhibit Index located at Page 3

Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

ITEM 5.         OTHER EVENTS.

                On or prior to September 30, 1997 the Registrants will cause the issuance and sale of EQCC Home Equity Loan Asset Backed Certificates, Series 1997-3, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9 and Class A-10 (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of September 1, 1997, among the Registrant, EquiCredit Corporation of America, as Servicer, and First Bank National Association, as Trustee. In connection with the sale of the Certificates, the Registrants have been advised by Salomon Brothers, Bear, Stearns, Inc., Lehman Brothers Inc. and Prudential Securities Incorporated (the "Underwriters"), that the Underwriters have furnished to prospective investors certain computational materials and collateral term sheets (the "Term Sheets") with respect to the Certificates following the effective date of Registration Statement No. 333-20675 but prior to the availability of a final Prospectus relating to the Certificates. The Term Sheets in the form used by each of the Underwriters are being filed as an exhibit to this report.

        The Term Sheets attached hereto have been provided by the Underwriters. The information in the Term Sheets was preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and may be superseded by any other information subsequently filed with the Commission.

        The "computational materials" portion of the Term Sheets were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. Such materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, such materials may not be relevant to or appropriate for investors other than those specifically requesting them.

        Certain assumptions may have been made in the Term Sheets which have resulted in any returns to holders of the Certificates that are detailed in the Term Sheets. No representation is made that any returns indicated in the Term Sheets will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future results.

        In addition, the actual characteristics and performance of the mortgage loans underlying the Certificates (the "Mortgage Loans") will differ from the assumptions used in the Term Sheets, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.

        The statistical distribution of the characteristics of the final Mortgage Pool will vary from the statistical distribution of such characteristics as set forth in the "collateral term sheet" portion of the Term Sheets.

ITEM 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS.

        List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

                (a)      Financial Statements of Businesses Acquired.

                         Not applicable

                (b)      Pro Forma Financial Information.

                         Not applicable

                (c)      Exhibits.




                                                                    Sequentially
Exhibit                                                                 Numbered
Number              Exhibit                                               Page
------              -------                                               ----
99.1(D)    Computational Materials prepared in                            005
           connection with the sale of EQCC Home Equity
           Loan Asset Backed Certificates, Series 1997-3,
           by Salomon Brothers, Bear, Stearns, Inc., Lehman
           Brothers Inc. and Prudential Securities
           Incorporated

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                          EQCC RECEIVABLES CORPORATION
                          EQCC ASSET BACKED CORPORATION
                                  (Registrants)

                                        EQCC RECEIVABLES CORPORATION



September 24, 1997                      By:  /s/ Terence G. Vane, Jr.
                                             ------------------------
                                                 Terence G. Vane, Jr.
                                                 Vice President


                                        EQCC ASSET BACKED CORPORATION



September 24, 1997                      By:  /s/ Terence G. Vane, Jr.
                                             ------------------------
                                                 Terence G. Vane, Jr.
                                                 Vice President

                                EXHIBIT INDEX

                                                                    Sequentially
Exhibit                                                                 Numbered
Number              Exhibit                                               Page
------              -------                                               ----
99.1(D)    Computational Materials prepared in                            005
           connection with the sale of EQCC Home Equity
           Loan Asset Backed Certificates, Series 1997-3,
           by Salomon Brothers, Bear, Stearns, Inc., Lehman
           Brothers Inc. and Prudential Securities
           Incorporated